Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John C. Textor, Chief Executive Officer of BabyUniverse, Inc. (the “Company”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that to the best of my knowledge:

(1)     the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2007, as filed with the U.S. Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)     the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

In Witness Whereof, the undersigned has set his hand hereto as of the 15th day of May 2007.

/s/ John C. Textor
John C. Textor
Chief Executive Officer